Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kelly M. Huntington, Senior Vice President and Chief Financial Officer of MYR Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1)The Quarterly Report on Form 10-Q for the quarter and nine months ended September 30, 2024 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 30, 2024	/s/ KELLY M. HUNTINGTON

Senior Vice President and Chief Financial Officer